UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

The Parnassus Fund
---------------------------------------------------
(Exact name of registrant as specified in charter)

One Market--Steuart Tower #1600, San Francisco, California 94105
-------------------------------------------------------------------------------
(Address of principal executive offices)  (Zip code)

Bryant Cherry
The Parnassus Fund
One Market--Steuart Tower #1600, San Francisco, California 94105
-------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 778-0200 Date of fiscal year end: December 31
Date of reporting period: December 31, 2003

Item 1: Reports to Shareholders


--------------------------------------------------------------------------------
                               THE PARNASSUS Fund
                         Annual Report December 31, 2003
--------------------------------------------------------------------------------


                                                              February 16, 2004



Dear Shareholder:

     As of December 31, 2003, the net asset value per share (NAV) of the Parnassus Fund was $30.05, so after taking dividends into account, the overall return for 2003 was 16.83%. This compares to a gain of 28.68% for the S&P 500, 50.77% for the Nasdaq Composite and 29.89% for the average multi-cap core fund followed by Lipper, Inc. Normally, 16.83% for the year would sound pretty good, but the market stormed ahead in the second half while we were mostly in cash, so we underformed the indices by quite a bit.

     Below are a table and a graph, comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment in the Parnassus Fund. The overall return column in the table shows investment performance only and does not deduct the sales charge. The performance figures for the average multi-cap core fund also do not deduct any sales charges that may apply.



-------------------------------------------------------------------------------------------------------------------
Period Ending               Average Annual      Average Annual         S&P 500       Lipper Multi-Cap     Nasdaq
December 31, 2003            Total Return       Overall Return          Index          Core Average         Index
-------------------------------------------------------------------------------------------------------------------
One Year                        12.74%              16.83%             28.68%             29.89%           50.77%
Three Years                     (4.36%)             (3.22%)            (4.02%)            (2.54%)          (6.34%)
Five Years                       5.68%               6.43%             (0.56%)             2.90%           (1.45%)
Ten Years                        8.11%               8.50%             11.04%             10.16%            9.93%
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

     As you can see from the table, we are behind all of the indices for the one-year period because of our high cash position in late 2003. The market raced ahead and left us behind. We are, however, ahead of the S&P and the Nasdaq for the three and five-year periods and are ahead of all the indices for the five-year period.

[INSERT GRAPH]
                   Value on December 31, 2003 of
                   $10,000 invested on December 31, 1993
-----------------------------------------------------------------------
                   The Parnassus Fund                           $21,812
                   S&P 500 Index                                $28,508
                   Nasdaq Composite Index                       $25,775
                   Lipper Multi-Cap Core Fund                   $26,307

ANALYSIS
     For the year, there were 14 companies that had a positive impact on the NAV of 15(cent) or more. There were no companies that pulled the NAV down by 15(cent) or more, and in fact, there weren't even any companies that reduced the NAV by 8(cent) or more. For that reason, we'll only be discussing our winners since the losers did not have a substantial impact on the Fund. What held us back was not stock selection; our stock-picking was quite good. What caused the underperformance was our large cash position.

     Genentech, the biotechnology company based just south of San Francisco, contributed 93(cent) to the NAV as its shares climbed 79% from $33.16 to $59.35 at the time we sold it. Avastin, the company's experimental drug for colon cancer, had successful Phase III clinical trials. This new drug has had success in constricting the blood supply to cancerous tumors.

     Cisco Systems added 38(cent) to the Fund's share price as the stock climbed 23%, going from $13.10 to $16.14 at the time we sold it. The stock climbed higher as investors anticipated increased corporate spending on information technology (IT). For the same reason, Intel's stock also moved up 23% from $15.57 to $19.16 when we sold it, thereby contributing 35(cent) to the value of the Fund. Increased sales of personal computers, especially laptops, also helped to move the stock price higher.

     Agere, a company that makes semiconductors for telecommunications and data storage, saw its stock rise 34% from $1.44 to $1.93 at the time we sold it. Better cost control and some design wins helped the company, and it added 31(cent) to each Parnassus share. Vitesse Semiconductor supplies both telecommunications and data storage companies, and design wins combined with cost control moved the stock up 39% from $2.19 to $3.04 for a gain of 31(cent) on the NAV.

     Home Depot gained 58% from the time we bought it early in the year until we sold it. The move from $21.21 to $33.54 increased the value of Parnassus shares by 28(cent). Better merchandising and more attractive store layouts improved operations.

     Mentor Graphics, the Portland-based maker of software for use in designing semiconductors, added 27(cent) to the NAV as its stock climbed 28% from $7.86 to $10.10 per share. Strong sales of its Calibre product helped the stock price.

     Target contributed 27(cent) to the NAV as its stock moved from $30.00 to $38.57, where we sold it for a gain of 29%. Strong consumer spending in a recovering economy pushed Target'sshares higher.

     Synovus Financial, a credit card processor and a holding company for community banks, added 24(cent) to each Parnassus share as its stock price climbed 56%, going from $18.15 to $28.40 when we sold it. Performance of the community banks has improved, but the big event was large gains by the subsidiary doing credit card transaction processing. It won a new contract from Bank One, one of the largest credit card issuers in the country.

     Pfizer, the large pharmaceutical firm that produces Lipitor and other major drugs, added 17(cent) to each Parnassus share as its stock went from $30.57 to $35.33 for an increase of 16%. Sales increased for most of the company's major drugs.

     Costco contributed 16(cent) to each Parnassus share, as its stock price moved 20% from $28.06 to $33.72 where we sold it. Strong consumer spending because of the economic recovery helped Costco.

     Invitrogen, a firm that makes supplies and equipment for use in biotechnology research, had a 19% increase in its stock as it went from $31.33 to $37.30 for a gain of 16(cent) in the NAV. Increased sales of biotechnology research kits helped performance.

     Cognex, the maker of software that allows computers to "see," contributed 15(cent) to the NAV because its stock rose 20% from $18.43 to $22.13 where we sold it. An anticipated increase in technology spending moved the stock price higher.

     Retailer Longs Drugs added 14(cent) to the NAV as its stock climbed 19%, moving from $20.74 to $24.74. Better merchandising and improved operations helped to boost the stock price, as did the supermarket strike in southern California which drove customers to Longs.


OUTLOOK AND STRATEGY
     As of the beginning of 2004, we have made a change in our strategy. As you know, we have been building a substantial cash position in the Fund since July, and at one point, the cash position accounted for 85% of our assets. We have now changed course, and we're investing the cash. Before explaining why we made this change, let's review our thinking and our policies developed in the latter half of 2003.

     There were six primary reasons why I anticipated a sharp drop in the stock market: (1) insider sales reached an all-time high; (2) investor sentiment was way too positive, which usually means the market is about to decline; (3) stocks were trading at very high valuations, with the price-earnings ratio of the S&P 500 around 30 compared to a historical average of 15-20; (4) Nasdaq margin debt hit a three-year high, indicating that investors were borrowing money to buy speculative issues; (5) the high valuations were accompanied by an economy that was only starting to recover; and (6) we were in a seasonally weak period with most declines coming in the June through October period. Because of these factors, I assessed the probability of a decline to be something like 80%, and I moved the portfolio into an 85% cash position.

     By the end of the year, the stock market had not declined, and in fact, it rose sharply, leav-ing the Parnassus Fund behind. Although I still think my 80% probability of a decline was the correct assessment, nothing in life is certain, and that 20% probability came to be.

     At the first of the year, Director of Research Todd Ahlsten and I sat down to discuss what had happened. Naturally, we were not too happy. We looked at all six factors that had made us bearish and concluded that four of the six factors were still in place: (1) insider sales were still high; (2) investor sentiment was still way too positive; (3) stocks, in general, were way overvalued with the P/E ratio of the S&P 500 at 28 times trailing earnings; and (4) Nasdaq margin debt was still way too high.

     Factor no. 5 had changed, though. Instead of a weak recovery, the economy was coming on strong with a growth rate of over 8% in the third quarter alone. Factor no. 6 had also changed because we moved from a seasonally weak period into a strong period as we went from October to November.

     Given these two changes, it was possible that the market could keep moving higher for quite a long time. Even though I think that there is a 60% possibility that the market will suffer a sharp decline sometime in 2004, there is no telling when this will happen, and we don't want to be on the sidelines anymore if the market keeps climbing higher.

     With this as background, we started looking at individual stocks. We discovered that the risk in individual stocks was spread unevenly across sectors. Specifically, factor no. 1 (insider sales), factor no. 3 (high valuations) and factor no. 4 (high Nasdaq margin debt) applied mostly to more volatile issues such as technology. In other areas such as healthcare, we found that the risk of a sharp decline was not as high. We decided to adopt a strategy of investing in areas where the risk was more limited.

     At this point, I would like to digress and discuss one of the factors in more detail. Space does not allow a full discussion of all the factors, but I would like to discuss our analysis in depth of one of them: insider sales. This will give you some insight into our analytical methods and help you to understand the reasons for our original strategy and the reason for the shift.


INSIDER SALES
     Purchases and sales by insiders of stock in their own companies are important indicators of future price movements. Since directors and top management of companies know their firms the best, a buy would express confidence in the future of the company. A sale would not necessarily express a lack of confidence since there are many reasons for a sale, but an investor would have to wonder if insiders did a lot of selling. The ratio of sells to buys is also important, so if sells go up in relation to buys, that would not be a good sign.

     For 2003, insider purchases dropped 29% to $1.9 billion. Insider sales, though, increased 34% to $42.6 billion. Insider sales of technology companies were especially strong. For example, Bill Gates sold $1.7 billion of Microsoft stock and chief executive officer Steve Ballmer sold $1.4 billion. Michael Dell sold $1.7 billion worth of Dell Computer stock. These two examples represent the extremes, but insider selling in technology shares was heavy across the board.

     In terms of dollars, the ratio of stock sold to stock purchased was 22.8 for 2003. By comparison, the ratio from 1987 through 1995 (before the computer and Internet stock boom distorted things) was 6.7 (i.e., $6.70 worth of stock was sold for each dollar bought). With a ratio of 22.8 right now, it is clear that insiders are sharply reducing their holdings in their own companies' stock. According to Thompson Financial, the ratio has exceeded 20:1 only 16 times since they've been keeping statistics, and in 11 of those 16 times, the stock market declined sharply within six months. So, the probability is that the market will decline, but it's not a certainty.

     Argus Vickers Weekly Insider Report keeps track of the number of sale transactions compared to the number of buy transactions (without regard to dollar amount). According to Vickers, insider sales accelerated in June and sale transactions exceeded purchase transactions by a ratio of 7:1 at the end of 2003. Normally, sale transactions exceed purchases by a ratio that varies between 2:1 and 2.5:1, so a 7:1 ratio is very unusual. In the 32 years the newsletter has kept data, the ratio did not exceed 7:1 until 2003. All things considered, insider selling has reached all-time highs. Here again, there is a strong probability that the market will drop, but it's by no means a certainty.


WHAT WE'RE DOING NOW
     In our view, the market as a whole is overvalued, but it could keep climbing for months, because of the strong economy and the strong seasonality factors. Our goal is to minimize risk while participating in the possible upside. With earnings increasing, many non-technology stocks are not overvalued. We've found a number of companies with P/E ratios of 20 or less, returns on equity with a minimum of 12% and many at 15% or higher. These are all good companies with positive social characteristics. Our strategy is to invest in them and avoid technology stocks and other speculative issues on the Nasdaq.

     If there's a sharp sell-off in the market sometime in 2004, it's likely that all stocks will go down, saints and sinners alike. However, the more conservative stocks that we've chosen to invest in should go down less than the market as a whole. There is even the possibility that some of them may actually go up during a market decline, since a lot of investors might be selling more volatile issues and seeking safe haven in more stable equities. As I write this, we are filling the portfolio with this kind of stock, and by the time you read this report, we should have less than 50% of the portfolio in cash.


CONCLUSION
     Although I'm not happy about our underperformance in 2003, I think our strategy was a sound one. Given the risk factors present in 2003, I think our substantial cash position was prudent. Naturally, if I knew how much the market would go up, we would have been fully invested. In investing, one has to play the probabilities. Unfortunately, in the stock market, the improbable often happens.

     I would like to thank all of you for investing in the Parnassus Fund. I'll be working hard in 2004 to give all of us good investment performance.



                                                                Yours truly,



                                                               Jerome L. Dodson,

                                                               President

                                     NOTICE
     Parnassus proxy voting policies and procedures are now on our website (www.parnassus.com) and on the website of the Securities and Exchange Commission (www.sec.gov). You can also request a printed copy by calling (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast on meetings held this year. You won't see many votes right now, since there are few meetings at this time of year, but things will pick up in the spring when most annual meetings are held.

THE PARNASSUS FUND

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of The Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of The Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Parnassus Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP



San Francisco, California

February 20, 2004




THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2003 THROUGH DECEMBER 31, 2003 (UNAUDITED)
Company                        Realized Gain (Loss) No. of Shares           Cost Per Share  Sale Proceeds Per Share
-------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc.                   $ (5,315,686)    7,500,000 $   19,824,411     $2.64 $   14,508,725  $   1.93
Agilent Technologies                      (303,110)      375,000      6,144,101     16.38      5,840,991      15.58
American Express Company                   632,805       250,000      8,282,755     33.13      8,915,560     35.66
American International Group, Inc.      (2,172,960)      155,700     10,965,237     70.43      8,792,277     56.47
AnnTaylor Stores                           452,476       125,000      2,512,385     20.10      2,964,861     23.72
Applied Materials                       (2,121,001)    1,050,000     16,215,137     15.44     14,094,136     13.42
Becton Dickinson & Co.                     (79,786)      175,000      5,246,033     29.98      5,166,247     29.52
Cadence Design Systems                    (306,866)      325,000      4,166,685     12.82      3,859,819     11.88
Cardinal Health, Inc.                     (592,271)      225,000     13,059,203     58.04     12,466,932     55.41
Charles Schwab Corporation               2,133,110     1,150,000      9,810,898      8.53     11,944,008     10.39
Cisco Systems, Inc.                      1,860,680     1,500,000     22,346,450     14.90     24,207,130     16.14
Cognex Corporation                       3,453,507       500,000      7,612,598     15.23     11,066,105     22.13
Costco Wholesale Company                 1,570,481       340,000      9,894,010     29.10     11,464,491     33.72
Credence Systems                          (192,522)      100,000        903,637      9.04        711,115      7.11
Cytyc Corporation                         (157,875)      325,000      3,392,513     10.44      3,234,638      9.95
Electro Scientific Industries              (46,998)      150,000      1,909,205     12.73      1,862,207     12.41
Ethan Allen Interiors                       20,177         5,000        149,218     29.84        169,395     33.88
FEI Company                                422,115       250,000      3,619,419     14.48      4,041,534     16.17
Federal Home Loan Mortgage
Corporation                                (46,827)       75,000      3,826,650     51.02      3,779,823     50.40
Gap, Inc.                                2,361,142       400,000      5,286,499     13.22      7,647,641     19.12
Genuine Parts Company                       33,693        10,000        300,181     30.02        333,874     33.39
Genentech, Inc.                         10,240,080       425,000     14,985,282     35.26     25,225,362     59.35
Home Depot, Inc.                         3,392,216       275,000      5,832,632     21.21      9,224,848     33.54
IMS Health Inc.                           (598,059)      400,000      6,784,991     16.96      6,186,932     15.47
Intel Corporation                          682,532     1,150,000     21,347,204     18.56     22,029,736     19.16
Invitrogen Corporation                   1,535,927       175,000      4,925,171     28.14      6,461,098     36.92
JDS Uniphase Corporation                   307,803        30,000      2,544,210     84.81      2,852,013     95.07
J.D. Edwards & Company                     (31,467)      100,000      1,146,545     11.47      1,115,078     11.15
KLA-Tencor                                 195,821        25,000        666,825     26.67        862,646     34.51
LSI Logic Corporation                   (3,160,504)    1,200,000      9,204,943      7.67      6,044,439      5.04
Lam Research                                15,338         5,000         45,750      9.15         61,088     12.22
Longs Drug Stores                        1,192,642       185,000      3,198,281     17.29      4,390,923     23.73
McKesson Corporation                    (2,598,857)      350,000     11,116,580     31.76      8,517,723     24.34
MedImmune, Inc.                          1,957,763       325,000      7,364,045     22.66      9,321,808     28.68
Mentor Graphics Corporation                517,132     1,200,000     11,559,731      9.63     12,076,863     10.06
Micron Technology                         (198,282)      200,000      1,969,198      9.85      1,770,916      8.85
Nokia Corporation - ADR                    380,896       550,000      8,888,439     16.16      9,269,335     16.85
Novellus Systems                         1,294,114       560,000     15,037,574     26.85     16,331,688     29.16
NVIDIA Corporation                         515,614       550,000      6,787,431     12.34      7,303,045     13.28
ONYX Software Corporation               (1,560,288)      800,000      2,424,262      3.03        863,974      1.08
Plantronics, Inc.                          394,936        75,000        999,375     13.33      1,394,311     18.59
Quantum Convertible Bond                   244,777     3,000,000      2,376,473      0.79      2,621,250      0.87
SEI Investments Company                   (117,711)      370,000     10,244,004     27.69     10,126,293     27.37
Siebel Systems, Inc.                        15,922       100,000        908,050      9.08        923,972      9.24
Solectron Corporation                     (211,006)       50,000        413,000      8.26        201,994      4.04
SonicWall, Inc.                        (12,805,086)    2,500,000     21,888,359      8.76      9,083,273      3.63
Synopsys, Inc.                             132,323        20,000        805,719     40.29        938,042     46.90
Synovus Financial                        2,817,992       275,000      4,991,653     18.15      7,809,645     28.40
Target Corporation                       3,348,109       350,000     10,149,783     29.00     13,497,892     38.57
TECO Energy, Inc.                         (813,719)      250,000      3,381,169     13.52      2,567,450     10.27
Vitesse Semiconductor Corporation       (3,726,397)    4,000,000     15,887,874      3.97     12,161,477      3.04
Xilinx, Inc.                                39,206        50,000      1,098,950     21.98      1,138,156     22.76
-------------------------------------------------------------------------------------------------------------------
     Total                              $ 5,004,051                $364,440,728             $369,444,779
-------------------------------------------------------------------------------------------------------------------


THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 2003
                                                                              Percent of
       Shares     Common Stocks                                               Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  HEALTHCARE
       50,000     HCA Inc.                                                                     $      2,148,000
      146,100     Health Management
                  Associates, Inc.                                                                    3,506,400
                                                                                    1.5%       $      5,654,400
                  INDUSTRIAL
     100,000      Baldor Electric Company                                           0.6%       $      2,285,000
                  INSURANCE BROKER
      75,000      Arthur J. Gallagher 2                                             0.7%       $      2,436,750
                  MEDICAL EQUIPMENT
     175,000      Laboratory Corporation of
                  American Holdings1, 2                                             1.7%       $      6,466,250
                  PHARMACEUTICAL
     250,000      Johnson & Johnson                                                                   12,915,000
     170,000      Merck & Co.                                                                          7,854,000
     550,000      Pfizer Inc.2                                                                        19,431,500
                                                                                   10.9%         $    40,200,500
                  RETAIL
      40,000      Longs Drug Stores Corp.2                                          0.3%        $        989,600
                  UTILITIES
     100,000      Kinder Morgan, Inc.                                                                  5,910,000
     125,000      ONEOK, Inc.2                                                                         2,760,000
                                                                                    2.3%        $      8,670,000

                  Total investment in common stocks
                  (cost $61,918,854)                                               18.0%         $    66,702,500

    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  U.S. Government Agency
                  Discount Notes
  48,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.050% equivalent, matures 03/11/04                                             $   47,902,000
  29,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.040% equivalent, matures 03/25/04                                                 28,929,627
  47,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.050% equivalent, matures 01/20/04                                                 46,973,954
  47,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.050% equivalent, matures 01/21/04                                                 46,972,583
  21,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.050% equivalent, matures 01/28/04                                                 20,983,462
  34,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.060% equivalent, matures 02/17/04                                                 33,952,948
  24,000,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.075% equivalent, matures 02/25/04                                                 23,960,583
                  Total (cost $249,675,157)                                        67.6%          $  249,675,157

    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  Certificates of Deposit 3
     100,000      Albina Community Capital Bank
                  1.538%, matures 01/24/04                                                    $           99,749
     100,000      Community Capital Bank
                  1.580%, matures 02/05/04                                                                99,616
     105,272      Community Bank of the Bay
                  1.150%, matures 09/04/04                                                               101,721
     100,000      Wainwright Bank & Trust Co.
                  1.440%, matures 10/29/04                                                                96,449
     100,000      Vermont Development Credit Union
                  1.950%, matures 04/25/04                                                                98,736
      36,396      Self Help Credit Union
                  1.322%, matures 01/15/04                                                                36,340
     100,000      South Shore Bank Cleveland
                  1.210%, matures 11/02/04                                                                96,656
     100,000      Louisville Community Development Bank
                  1.150%, matures 05/10/04                                                                98,581
                  Total (cost $741,668)                                             0.2%      $          727,848

                  Registered Investment
                  Companies - Money Market
                  Funds

  16,830,032      Goldman Sachs FS Government Fund
                  variable rate 0.910%                                                           $    16,830,032
  16,156,262      Janus Government Fund
                  variable rate 0.970%                                                                16,156,262
      50,975      Scudder Government Fund
                  variable rate 0.940%                                                                    50,975
                  Total (cost $33,037,269)                                          8.9%         $    33,037,269

                  Community Development
                  Loans 3
     100,000      Vermont Community
                  Loan Fund
                  2.000%, matures 12/07/04                                                                94,410
     100,000      Boston Community
                  Loan Fund
                  2.000%, matures 06/30/04                                                                97,185
     100,000      Boston Community
                  Loan Fund
                  2.000%, matures 06/30/04                                                                96,709
                  Total (cost $300,000)                                             0.1%       $         288,304





    Principal                                                                 Percent of
       Amount     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  Securities Purchased
                  with Cash Collateral from
                  Securities Lending

                  Floating Rate Securities
   3,000,000      Washington Mutual Bank,
                  FA FCD
                  variable rate 1.170%,
                  matures 01/16/04
                  (cost $3,000,000)                                                 0.8%         $     3,000,000

                  Repurchase Agreements
    9,129,913     Bank of America
                  Securities LLC
                  Triparty Repurchase
                  Agreement
                  (Repurchase agreement with The Bank of New York dated
                  12/31/03, effective yield is 1.050% matures 01/02/04,
                  collateralized by Bank of America Mortgage Securities MARM par
                  value $9,129,913, 10/25/33, total market value $9,586,409)
                  (cost $9,129,913)                                                 2.5%        $      9,129,913

                  Total securities lending
                  (cost $12,129,913)                                                3.3%         $    12,129,913

                  Total short-term securities
                  (cost $295,884,007)                                              80.1%           $ 295,858,491

                  Total securities                                                 98.1%           $ 362,560,991
                  Payable upon return of securities loaned                        - 3.3%            (12,129,913)
                  Other assets and liabilities-net                                  5.2%              19,123,878
                  Total net assets                                                100.0%           $ 369,554,956




1  These securities are non-income producing.

2 This security or partial position of this security was on loan at December 31, 2003 (See Note 1). The total value of securities on loan at December 31, 2003 was $11,804,958.

3 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003


Assets
Investments in securities, at market value
    (identified cost $61,918,854) (Note 1)                        $  66,702,500
Temporary investments in short-term securities
    (identified cost $295,884,007)                                  295,858,491
Cash                                                                 19,409,094
Receivables:
   Dividends and interest                                               134,332
Other assets                                                             30,096
     Total assets                                                 $ 382,134,513
Liabilities
Payable upon return of securities loaned                             12,129,913
Capital shares redeemed                                                  13,216
Fees payable to Parnassus Investments                                   256,110
Accounts payable and accrued expenses                                   180,318
     Total liabilities                                            $  12,579,557
Net assets
   (equivalent to $30.05 per share based on 12,299,459
    shares of capital stock outstanding)                          $ 369,554,956
Net assets consisting of
Undistributed net investment income                                     214,110
Unrealized appreciation on securities                                 4,758,130
Accumulated net realized loss                                       (53,639,386)
Capital paid-in                                                     418,222,102
       Total net assets                                           $ 369,554,956
Computation of net asset value and offering price per share
Net asset value and redemption price per share
   ($369,554,956 divided by 12,299,459 shares)                    $       30.05
Offering price per share (100/96.5 of $30.05)+                    $       31.14

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003


Investment income
Dividends                                                      $     1,117,510
Interest                                                             2,176,842
Other income                                                           244,960
   Total investment income                                     $     3,539,312
Expenses
Investment advisory fees (Note 5)                                    2,236,904
Transfer agent fees (Note 5)                                           514,983
Fund administration (Note 5)                                           130,384
Service provider fees (Note 5)                                         267,174
Reports to shareholders (Note 5)                                        77,878
Registration fees and expenses                                          32,000
Custody fees (Note 5)                                                   48,470
Professional fees (Note 5)                                              96,496
Trustee fees and expenses (Note 5)                                      62,766
Other expenses                                                          25,359
   Total expenses                                              $     3,492,414
   Fees paid indirectly (Note 5)                                      (139,280)

     Net expenses                                                    3,353,134
       Net investment income                                   $       186,178
Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                             369,444,779
   Cost of securities sold                                         364,440,728
       Net realized gain                                       $     5,004,051
Change in unrealized appreciation (depreciation)
       of securities:
   Beginning of period                                             (40,254,366)
   End of period                                                     4,758,130
       Net change in unrealized appreciation
        (depreciation) of securities                           $    45,012,496
Net realized and unrealized gain on securities                 $    50,016,547
Net increase in net assets resulting from operations           $    50,202,725


THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                              Year Ended               Year Ended
                                                                       December 31, 2003        December 31, 2002
-------------------------------------------------------------------------------------------------------------------

From operations
Net investment income                                                   $        186,178      $        1,567,647
Net realized gain (loss) from security transactions                            5,004,051             (59,240,871)
Net change in unrealized appreciation (depreciation)                          45,012,496             (63,045,945)

Increase (decrease) in net assets resulting from operations             $     50,202,725      $     (120,719,169)

Dividends to shareholders
From net investment income                                                     (994,032)                      --
From realized capital gains                                                          --               (9,666,015)

Increase in net assets from capital share transactions                       17,139,230               28,056,290

Increase (decrease) in net assets                                        $   66,347,923        $    (102,328,894)

Net assets
Beginning of period                                                         303,207,033              405,535,927
End of period
   (including undistributed net investment income of
    $214,110 in 2003 and $1,021,964 in 2002, respectively)               $  369,554,956        $     303,207,033


THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS


1.   Significant Accounting Policies
     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securi-ties exchange or on the Nasdaq's National Market System official closing price, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

     Securities Lending: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending, in the amount of $40,469, is included in interest income on the Statement of Operations.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Tax Matters and Distributions

     The Fund paid income dividends totaling $994,032 (aggregate of $0.081 per share) during the year ended December 31, 2003. The Fund did not pay any capital gain dividends during the year ended December 31, 2003.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     There were no permanent differences incurred during the period ended December 31, 2003, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) or capital paid-in.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

     Capital Loss Carryforwards: At December 31, 2003, the Parnassus Fund had available for federal income tax purposes unused capital losses of $32,764,133 expiring in 2010 and $20,875,253 expiring in 2011.


3.   Capital Stock
     As of December 31, 2003 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $416,384,450.
     Transactions in capital stock (shares) were as follows:

                                                      Year Ended December 31, 2003   Year Ended December 31, 2002
-------------------------------------------------------------------------------------------------------------------
                                                          Shares            Amount         Shares         Amount
-------------------------------------------------------------------------------------------------------------------
     Shares sold                                       1,880,736   $    54,363,760      2,083,533    $ 67,142,688
     Shares issued through dividend reinvestment          30,716           922,104        344,300       9,025,045
     Shares repurchased                               (1,366,491)      (38,146,634)    (1,636,340)    (48,111,443)
-------------------------------------------------------------------------------------------------------------------
     Net increase                                        544,961   $    17,139,230        791,493    $ 28,056,290
-------------------------------------------------------------------------------------------------------------------

4.   Purchases and Sales of Securities
     Purchases and sales of securities were $84,653,439 and $369,444,779, respectively, for the year ended December 31, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 2003, are $61,918,854 and $4,783,646, respectively. Of the $4,783,646 of net unrealized appreciation at December 31, 2003, $4,783,646 related to appreciation of securities and none related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties
     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,236,904 for the year ended December 31, 2003.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $645,367 for the year ended December 31, 2003. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $514,983 for the year ended December 31, 2003). The fund administration fee was $6,667 per month for the first seven months ended July 31, 2003. Beginning August 1, 2003, the fund administration fee became $16,743 per month. The aggregate amount of the fund administration fee was $130,384 for the year ended December 31, 2003.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $267,174 for the year ended December 31, 2003 (this was 0.08% per annum of the Fund's average daily net assets).

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 2003 totaling $218,013, of which $54,193 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Included in the statement of operations under the caption "Custody fees" are expenses totaling $25,630 for the year ended December 31, 2003. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $29,404 for the year ended December 31, 2003. Included in the statement of operations under the caption "Professional fees" are expenses totaling $60,790 for the year ended December 31, 2003. Included in the statement of operations under the caption "Other expenses" are expenses totaling $23,456 for the year ended December 31, 2003. These amounts, in aggregate, are $139,280 and were paid by third-party broker-dealers on behalf of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.

6.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:
                                                            2003         2002         2001         2000      1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 25.79      $ 36.99      $ 39.22      $ 50.67   $ 36.24
Income (loss) from investment operations:
Net investment income (loss)                                0.02         0.14        0.68         0.07     (0.21)
Net realized and unrealized gain (loss) on securities       4.32      (10.51)        2.39         0.68     17.29
   Total income (loss) from investment operations           4.34      (10.37)        3.07         0.75     17.08
Distributions:
Dividends from net investment income                      (0.08)          .--       (0.56)       (0.08)        .--
Distributions from net realized gain on securities            .--      (0.83)       (4.74)      (12.12)    (2.65)
    Total distributions                                   (0.08)       (0.83)      (5.30)       (12.20)    (2.65)
Net asset value at end of period                         $ 30.05      $ 25.79      $ 36.99     $ 39.22   $ 50.67
Total overall return*                                     16.83%     (28.05%)        7.84%        1.98%    47.74%
Ratios/supplemental data:
Ratio of expenses to average net assets                    0.99%        1.00%        1.00%        0.92%     1.07%
Decrease reflected in the above expense ratios due
   to fees paid indirectly                                 0.04%        0.06%         .--          .--       .--
Ratio of net investment income (loss) to average net assets0.07%        0.45%        1.73%        0.12%   (0.50%)
Portfolio turnover rate                                   61.33%      142.04%      127.43%      120.58%    65.70%
Net assets, end of year (000's)                         $369,555     $303,207    $ 405,536     $360,809  $363,817


Total overall return figures do not adjust for the sales charge.


THE PARNASSUS FUND

INDEPENDENT TRUSTEES+ (UNAUDITED)
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Fund
                        Term of Office                                                  Complex
Name, Age and           and Length of                                                   Overseen    Other Directorships
Address*                Service       Principal Occupation(s) During Past 5 Years       by Trustee  Held by Trustee
---------------------------------------------------------------------------------------------------------------------
Herbert A. Houston      Since 1998    Health care consultant and owner of several       Four        The Parnassus Income Trust
Age 60                                small businesses; Chief Executive Officer of
                                      the Haight Ashbury Free Clinics, Inc. from
                                      1987 to 1998; Trustee of the Parnassus Fund
                                      since 1998 and the Parnassus Income Trust
                                      since inception.
Donald V. Potter        Since 2002    President and owner of Windermere                 Four        The Parnassus Income
Trust Age 58                          Associates, a consulting firm specializing                    Media Arts Group, Inc.
                                      in business strategy, since 1984; Partner in
                                      McKinsey & Company, an international
                                      consulting firm, from 1979 to 1984.



INTERESTED TRUSTEESS. .(UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
Jerome L. Dodson        Since 1985    President and Trustee of the Parnassus Fund        Four      The Parnassus Income Trust
Age 60                                and the Parnassus Income Trust since
                                      their inceptions; President and Director of
                                      Parnassus Investments since June 1984;
                                      portfolio manager of the Parnassus Fund
                                      since its inception.
---------------------------------------------------------------------------------------------------------------------

+ "Independent" trustees are trustees who are not deemed to be "interested persons" of the Funds as defined in the Investment Company Act of 1940.

* Unless otherwise noted, the address of the Trustees is c/o Parnassus Investments, One Market-Steuart Tower, Suite 1600, San Francisco, CA 94105.

ss. "Interested" trustee as defined in the Investment Company Act of 1940 because of his ownership in the Funds' investment adviser and because he is an officer of the Trusts.

The Statement of Additional Information (SAI) contains further information about the Fund's trustees and is available without charge upon request. To request information, call Parnassus Investments toll free at (800) 999-3505.


                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                             San Francisco, CA 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                             San Francisco, CA 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105


                               The Parnassus Fund
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com

            This report must be preceded or accompanied by a current
                                  prospectus.



Item 2:  Code of Ethics
As of the 12/31/03 the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. During the fiscal year ending 12/31/03 there were no amendments to any provisions of this code of ethics.

Item 3:  Audit Committee Financial Expert
On July 22, 2003, the Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board's Audit Committee, qualified as an "audit committee financial expert" as defined by Form N-CSR. The Trustee's decision was based on Mr. Potter's understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Group and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4:  Principal Accountant Fees and Services
(a)  Audit Fees
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $110,700.
(b)  Audit-Related Fees
There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.
(c)  Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $15,305.
(d)  All Other Fees
There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)  (1)           The Audit Committee's pre-approval policies
and procedures for non-audit services are as follows: Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full Audit Committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the Audit Committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed.
(e)    (2)         11.3%.
(f)         Not applicable.
(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser were $19,205, which amount includes the $15,305 set forth in 4(c).
(h) The registrant's Audit Committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant's investment adviser for the amount of $3,900 by the registrant's principal accountant are compatible with maintaining the principal accountant's independence.

Item 5:  Not applicable.

Item 6:  Reserved.

Item 7:  Not applicable.

Item 8:  Reserved.

Item 9:  Controls and Procedures.

(a) Based on the evaluation of the Parnassus Fund's disclosure controls and procedures as of February 27, 2004, these controls and procedures are effective in providing reasonable assurance, that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission.

(b) There were no significant deficiencies or material weaknesses in the Parnassus Fund's (the Fund) internal controls subsequent to the date of evaluation. However, the Fund is in the midst of an accounting software change. As a result, internal controls are being evaluated and changed as necessary, on an ongoing basis as the system evolves.

Item 10: Exhibits attached hereto.
10(a) Code of Ethics.
10(b)(1) Section 302 certification.
10(b)(2) Section 906 certification.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Parnassus Fund

By: /s/ Jerome L. Dodson
    ----------------------------------
    Jerome L. Dodson
    President

Date: March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jerome L. Dodson
    --------------------------------
    Jerome L. Dodson
    President

Date: March 8, 2004


By: /s/ Bryant Cherry
    --------------------------------
    Bryant Cherry
    Vice President

Date: March 8, 2004